EXHIBIT 99.1
FOR RELEASE ON JULY 27, 2010 at 7:30 a.m. ET

CONTACT:	Dan Behrendt
Chief Financial Officer
TASER International, Inc.
(480) 905-2000
TASER International Reports Second Quarter Results
SCOTTSDALE, Ariz., July 27, 2010 — TASER International, Inc. (NASDAQ: TASR), today announced financial results for the second quarter of 2010.
Q2 2010 Financial Summary:
•
Net sales were $19.1 million in the quarter, a decrease of $2.7 million or 12% compared to the second quarter of 2009. The decrease was driven primarily by the push back of a number of large international orders, which were originally scheduled to be completed during the second quarter. We also experienced some weakness in our domestic law enforcement business as the impact of stimulus driven spending by agencies was reduced from first quarter 2010 levels.

•
Gross margin declined to 50.4% in the second quarter of 2010, compared to 62.9% in the same period last year. The decline was attributed to a combination of reduced leverage on indirect manufacturing expenses due to the decrease in sales, as well as some inventory obsolescence and restructuring charges. The data center operating costs for Evidence.Com are also now included in cost of sales following the official launch of the service.

•
Sales, General and Administrative (SG&A) expenses of $10.0 million in the second quarter of 2010 decreased 8%, or $0.8 million, compared to the second quarter of 2009, primarily due to tighter cost-control measures. The second quarter expense includes a total of approximately $1.2 million related to one-time restructuring charges and a litigation settlement for an injury during arrest claim.

•
Research & Development (R&D) expenses decreased $1.3 million to $3.1 million in the second quarter of 2010, a 30% decrease from the same period last year. The reduction is partially attributable to launch costs in the prior year for X3 and prototype costs for the Axon product. Sequentially, R&D expenses declined by $1.1 million, or 26%, from the first quarter of 2010.

•
Adjusted operating loss, which excludes the impact of stock-based compensation charges and depreciation and amortization, was $0.9 million for the second quarter of 2010, a $1.6 million decrease from adjusted operating income of $0.7 million in the second quarter of 2009. GAAP loss from operations was $3.4 million for the quarter, compared to $1.5 million for the second quarter of 2009.

•	Net loss for the second quarter of 2010 was $1.4 million, while net loss per share on a basic and diluted basis was $0.02.

•	The Company generated approximately $4.2 million in cash from operating activities in the second quarter of 2010 with ending cash and cash equivalents of $40.6 million and no debt.

Significant events in the second quarter of 2010 included the following:
•
Hadi Partovi has agreed to join the Board of Directors of TASER International, Inc. Mr. Partovi’s extensive experience as an expert in the development and launch of software solutions and social media technology will add value to TASER’s growth platform. With the addition of Mr. Partovi, TASER International has nine members of its Board of Directors, including seven outside Directors.

•
The Company won a partial summary judgment against Stinger Systems in its claim for literal infringement of our shaped pulse waveform patent. A trial for damages is the next step in this process, and is set to begin on August 24, 2010, however this may be delayed due to Stinger Systems making an assignment for the benefit of their creditors pursuant to Florida state law, Fla. Stat. §727 et seq. (a proceeding similar to Chapter 7 liquidation under the Federal Bankruptcy Code).

•	The Company was also granted dismissals or agreements to dismiss in 10 product liability suits during the quarter and to date in the third quarter.
“While sales in the second quarter were not as strong as we had originally hoped, we remain optimistic about a number of significant international opportunities that are expected to come to fruition in the second half of 2010,” commented Rick Smith, CEO of TASER International. “Looking ahead, we will continue to make strategic investments for growth, while remaining focused on cost control. The Company addressed its fixed cost infrastructure by eliminating a number of salaried positions in late Q1 and during Q2, representing approximately $3 million in annual salary and benefit costs. While these were difficult measures to take, the Company remains committed to returning to profitability. Our strategy to further diversify our business remains on track, as we continue to provide customers with market-leading defense solutions, while also providing innovative software solutions to law enforcement agencies through Evidence.com, and to our retail customer base through our new Protector software. We believe the ramp up of these platforms, along with the AXON and other TASER Electronic Control Device products will accelerate in 2011 and position the Company for strong top-line growth in the years ahead,” concluded Smith.
The Company will host its second quarter 2010 earnings conference call on Tuesday, July 27, 2010 at 11:00 a.m. ET. To access the audio teleconference, please dial: 1-866-383-7989 or 1-617-597-5328 for international callers. The pass code is 90164649 for both numbers.
Non-GAAP Measures
To supplement the Company’s Statements of Operations presented in accordance with GAAP, we are presenting non-GAAP measures of certain components of financial performance. We have presented these measures for our investors to be better able to compare our current results with those of previous periods and have shown a reconciliation of GAAP to the non-GAAP financial measures in the tables at the end of this release. These non-GAAP measures include the impact of non-cash stock-based compensation expense, depreciation and amortization. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenses and expenditures that may not be indicative of our “recurring core business operating results,” meaning our operating performance excluding non-cash charges, such as stock-based compensation, depreciation and amortization and other discrete charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity.

Caution on Use of Non-GAAP Measures
As noted previously, these non-GAAP financial measures are not consistent with GAAP because they do not reflect the impact of other non-cash charges. Management believes investors will benefit from greater transparency in referring to these non-GAAP financial measures when assessing the Company’s operating results, as well as when forecasting and analyzing future periods. However, management recognizes that:
•	these non-GAAP financial measures are limited in their usefulness and should be considered only as a supplement to the Company’s GAAP financial measures;

•	these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the Company’s GAAP financial measures;

•	these non-GAAP financial measures should not be considered to be superior to the Company’s GAAP financial measures; and

•
these non-GAAP financial measures were not prepared in accordance with GAAP and investors should not assume that the non-GAAP financial measures presented in this earnings release were prepared under a comprehensive set of rules or principles.

Further, these non-GAAP financial measures may be unique to the Company, as they may be different from non-GAAP financial measures used by other companies. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company’s results to the results of other companies.
A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure or measures appears at the end of this press release.
About TASER International, Inc.
TASER International, Inc., is the global leader in the development of technologies that Protect Life. More than 15,000 public safety agencies protect and serve in more than 40 countries with TASER technology. TASER innovations benefit individuals and families too; providing personal protection and accountability while maintaining regard for life. TASER is committed to bringing advanced solutions to market, like TASER AXON and EVIDENCE.COM — powerful evidence capturing and management platforms. Learn more about TASER International and its products at www.TASER.com or by calling (800) 978-2737.
Note to Investors
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding TASER International, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; estimations regarding the size of our target markets; successful penetration of the law enforcement market; expansion of product sales to the private security, military and consumer self-defense markets; growth expectations for new and existing accounts; expansion of production capability; new product introductions; product safety and our business model. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

TASER International assumes no obligation to update the information contained in this press release. These statements are qualified by important factors that could cause our actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to: (1) market acceptance of our products; (2) our ability to establish and expand direct and indirect distribution channels; (3) our ability to attract and retain the endorsement of key opinion-leaders in the law enforcement community; (4) the level of product technology and price competition for our products; (5) the degree and rate of growth of the markets in which we compete and the accompanying demand for our products; (6) risks associated with rapid technological change and new product introductions; (7) competition; (8) litigation including lawsuits resulting from alleged product related injuries and death; (9) media publicity concerning allegations of deaths and injuries occurring after use of the TASER device and the negative effect this publicity could have on our sales; (10) TASER device tests and reports; (11) product quality; (12) implementation of manufacturing automation; (13) potential fluctuations in our quarterly operating results; (14) financial and budgetary constraints of prospects and customers; (15) potential delays in international and domestics orders; (16) dependence upon sole and limited source suppliers; (17) negative reports concerning the TASER device; (18) fluctuations in component pricing; (19) government regulations and inquiries; (20) dependence upon key employees and our ability to retain employees; (21) execution and implementation risks of new technology; (22) ramping manufacturing production to meet demand; (23) medical and safety studies; (24) field test results; and (25) other factors detailed in our filings with the Securities and Exchange Commission, including, without limitation, those factors detailed in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
For investor relations information please contact Katie Pyra by phone at 480-515-6330 or via email at IR@TASER.com, or Dan Behrendt, Chief Financial Officer of TASER International, Inc., 480-905-2002.
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TASER International, Inc.
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended
	June 30, 2010	June 30, 2009

Net Sales	$19,120,525	$21,833,398

Cost of Products Sold:
Direct manufacturing expense	5,969,177	5,804,463
Indirect manufacturing expense	3,520,638	2,290,207

Total Cost of Products Sold	9,489,815	8,094,670

Gross Margin	9,630,710	13,738,728

Sales, general and administrative expenses	10,011,395	10,821,238
Research and development expenses	3,055,049	4,392,259

Loss from operations	(3,435,734)	(1,474,769)

Interest and other income, net	6,203	47,375

Loss before benefit for income taxes	(3,429,531)	(1,427,394)
Benefit for income taxes	(2,070,142)	(703,991)

Net loss	$(1,359,389)	$(723,403)

Income per common and common equivalent shares
Basic	$(0.02)	$(0.01)
Diluted	$(0.02)	$(0.01)

Weighted average number of common and common equivalent shares outstanding
Basic	62,333,929	61,907,735
Diluted	62,333,929	61,907,735

TASER International, Inc.
Consolidated Statements of Operations
(Unaudited)

	For the Six Months Ended
	June 30, 2010	June 30, 2009

Net Sales	$42,964,426	$46,438,178

Cost of Products Sold:
Direct manufacturing expense	13,229,225	12,709,130
Indirect manufacturing expense	6,614,070	5,361,069

Total Cost of Products Sold	19,843,295	18,070,199

Gross Margin	23,121,131	28,367,979

Sales, general and administrative expenses	20,310,549	22,270,161
Research and development expenses	7,194,965	8,590,228

Loss from operations	(4,384,383)	(2,492,410)

Interest and other income, net	14,102	142,050

Loss before benefit for income taxes	(4,370,281)	(2,350,360)
Benefit for income taxes	(2,518,287)	(1,159,198)

Net Loss	$(1,851,994)	$(1,191,162)

Loss per common and common equivalent shares
Basic	$(0.03)	$(0.02)
Diluted	$(0.03)	$(0.02)

Weighted average number of common and common equivalent shares outstanding
Basic	62,450,722	61,869,558
Diluted	62,450,722	61,869,558

TASER International, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
GAAP loss from operations	$(3,435,734)	$(1,474,769)	$(4,384,383)	$(2,492,410)
Stock-based compensation expense (a)	916,626	1,384,282	1,926,220	2,759,319
Depreciation and amortization	1,588,171	769,079	3,128,328	1,483,887

Adjusted operating income (loss)	$(930,937)	$678,592	$670,165	$1,750,796

a)	Results include stock-based compensation as follows:

	For the Three Months Ended		For the Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Cost of Products Sold	$80,476	$98,975	$151,985	$198,363
Sales, general and administrative expenses	724,464	812,945	1,522,591	1,627,019
Research and development expenses	111,686	472,362	251,644	933,937

	$916,626	$1,384,282	$1,926,220	$2,759,319

TASER International, Inc.
Consolidated Balance Sheets
(Unaudited)

	June 30, 2010	December 31, 2009
ASSETS

Current Assets
Cash and cash equivalents	$40,599,254	$45,505,049
Accounts receivable, net	11,031,429	15,384,993
Inventory	19,076,431	15,085,750
Prepaids and other assets	3,433,812	1,461,539
Current deferred income tax assets, net	9,875,312	8,447,915

Total current assets	84,016,238	85,885,246

Property and equipment, net	38,825,981	38,673,065
Deferred income tax assets, net	10,997,093	10,997,093
Intangible assets, net	2,863,058	2,765,701
Other long-term assets	838,465	104,812

Total Assets	$137,540,835	$138,425,917

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$4,636,465	$6,357,195
Accrued liabilities	4,174,424	4,252,577
Current deferred revenue	3,176,471	2,819,155
Customer deposits	250,133	355,926

Total Current Liabilities	12,237,493	13,784,853

Deferred revenue, net of current portion	4,437,128	4,675,089
Liability for unrecorded tax benefits	2,199,620	2,264,779

Total Liabilities	18,874,241	20,724,721

Commitments and Contingencies

Stockholders’ Equity
Common stock	647	642
Additional paid-in capital	95,726,417	92,839,165
Treasury stock	(14,708,237)	(14,708,237)
Retained earnings	37,717,632	39,569,626
Accumulated other comprehensive income	(69,865)	—

Total Stockholders’ Equity	118,666,594	117,701,196

Total Liabilities and Stockholders’ Equity	$137,540,835	$138,425,917

TASER International, Inc.
Selected Consolidated Statement of Cash Flows Information
(Unaudited)

	For the Six Months Ended
	June 30, 2010	June 30, 2009

Net loss	$(1,851,994)	$(1,191,162)
Depreciation and amortization	3,128,328	1,483,887
Stock-based compensation expense	1,926,220	2,759,319
Net cash (used) provided by operating activities	(2,453,789)	8,180,329
Net cash (used) provided by investing activities	(3,413,043)	(2,347,915)
Net cash provided by financing activities	961,037	60,890
Cash and cash equivalents, end of period	$40,599,254	$52,773,739